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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                  FORM 8-K/A-2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 1, 2001

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                                  REALCO, INC.
             (Exact name of registrant as specified in its charter)

                                   NEW MEXICO
                 (State or other jurisdiction of incorporation)

                     2-07552                              85-0316176
            (Commission File Number)           (IRS Employer Identification No.)

     1650 UNIVERSITY BLVD. N.E., SUITE 5-100
             ALBUQUERQUE, NEW MEXICO                        87102
    (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (505) 242-4561


                                       N/A
          (Former name or former address, if changed since last report)

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         On October 25, 2000, the registrant filed a current report on Form 8-K relating to the registrant's proposed acquisition of Equity Securities Investments, Inc. in a tax-free, stock-for-stock transaction. On March 14, 2001, the registrant filed Amendment 1 to its current report on Form 8-K relating to the consummation of that acquisition. This Amendment 2 is being filed to amend the registrant's response to Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Financial statements of the business acquired are not required to be filed pursuant to Rule 3-05(b)(2) of Regulation S-X.

b)       PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information is not required to be filed pursuant to Article 11 of Regulation S-X.

c)       EXHIBITS

         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REALCO, INC.
                                             (Registrant)


Date: May 15, 2001                           By: /s/ James A. Arias
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                                             Name: James A. Arias
                                             Title: Chief Executive Officer and
                                                    President